SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                              _____________________

                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                  Date of earliest event reported: April 21, 2003



                               LMI AEROSPACE, INC.
             (Exact Name of Registrant as Specified in Its Charter)


                                    Missouri
                 (State or Other Jurisdiction of Incorporation)


       0-24293                                           43-1309065
(Commission File Number)                   (I.R.S. Employer Identification No.)

3600 Mueller Road, St. Charles, Missouri                   63301
(Address of Principal Executive Offices)                 (Zip Code)

                                 (636) 946-6525
              (Registrant's Telephone Number, Including Area Code)

                              _____________________

Item 5.  Other Events.

     Thomas M. Gunn, a member of the Company's Board of Directors since 1998, provided the Company with notice of his resignation from the Board of Directors effective April 21, 2003. In his letter of resignation, Mr. Gunn stated that he enjoyed serving on the Board and wished LMI's management team "the best in pursuing their business opportunities." The letter did not indicate that his resignation from LMI's Board of Directors was the result of any disagreement with LMI on any matter relating to its operations, policies or practices.


Item 7.  Financial Statements and Exhibits

         (a)      Not applicable

         (b)      Not applicable

         (c)      Exhibits

                    None.

                                    SIGNATURE


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  April 30, 2003

                                    LMI AEROSPACE, INC.



                                    By:  /s/ Lawrence E. Dickinson
                                       ----------------------------------------
                                         Lawrence E. Dickinson
                                         Chief Financial Officer and Secretary